▲ HYUNDAI CORPORATION

HYUNDAI BUILDING 11F, 140-2 GYE-DONG
JONGNO-GU, SEOUL 110-793 KOREA

TEL : +82-2-390-1214
FAX : +82-2-390-1062

Ref. SBB-TA100712KT-01

TRADEMARK LICENSE AGREEMENT
商标许可合同

CONTRACT NO.: SBB-TA100712KT-01
合同号： SBB-TA100712KT-01

DATE: 2010-07-12
日期：2010 年 7 月 12 日

THIS TRADEMARK LICENSE AGREEMENT ("Agreement") is made by and between
此商标许可合同(以下简称"合同")由以下公司签订：

(1) Hyundai Corporation, a company duly incorporated and existing under the laws of Korea and having its principal place of business at 140-2 Gye-dong, Jongno-Gu, Seoul, Korea ("Licensor"); and
现代综合商事株式会社(以下简称许可方)，公司韩国法定地址位于大韩民国首尔特别市钟路区桂洞 140-2，和

(2) HYUNDAI LIGHT & ELECTRIC (HZ) CO., LTD., a company duly incorporated and existing under the laws ofChina and having its principal place of business at NO.1, Hi-tech Garden, NO.29 Huanzhen Xi Road, Shuikou Town, Huizhou, Guangdong, P. R. China ("Licensee").
现代照明电气（惠州）有限公司(以下简称被许可方)，公司中国法定地址位于中华人民共和国广东省惠州市水口镇环镇西路 29 号纳伟仕工业园。

The Parties have hereby agreed that Licensor appoints Licensee as its licensee and grants Licensee the trademark license as follows:
双方据此同意许可方指定被许可方为其被许可方，并按如下条款准予被许可方商标许可。

Licensed Trademarks 被许可商标	[As set forth in Annex 1] 如附件 1 所示
Licensed Products 被许可产品	[As among the Products listed in Annex 2] 如附件 2 产品表中所述。
Territory 区域	[Mainland China excluding Hong Kong and Macau] 中国大陆不包括香港和澳门
Term 期限	[1st Term: Effective Date ~ Jul 31, 2011] 第一期：有效日到 2011 年 7 月 31 日 [2nd Term: Aug 1, 2011 ~ Jul 31, 2012] 第二期：2011 年 8 月 1 日到 2012 年 7 月 31 日 [3rd Term: Aug 1, 2012 ~ Jul 31, 2013] 第三期：2012 年 8 月 1 日到 2013 年 7 月 31 日

HYUNDAI BUILDING 11F, 140-2 GYE-DONG
JONGNO-GU, SEOUL 110-793 KOREA

TEL : +82-2-390-1214
FAX : +82-2-390-1062

Ref. SBB-TA100712KT-01

Minimum Royalties 最低商标使用费	1st year: USD [redacted] 第一年：[redacted]美金 2nd year: USD [redacted] 第二年：[redacted]美金 3rd year: USD [redacted] 第三年：[redacted] 美金
Payment Schedule of the Minimum Royalties 最低商标使用费付款时间表	[As listed in Annex 3 hereof.] 按季度支付如附件 3 所列。
Running Royalty Rate 实际商标使用费率	[redacted]
Minimum Sales Amounts 最低销售额	1st year: fixed sum of USD [redacted] 第一年：固定金额[redacted]美金 2nd year: fixed sum of USD [redacted] 第二年：固定金额[redacted]美金 3rd year: fixed sum of USD [redacted] 第三年：固定金额[redacted]美金
Overdue Interest Rate 过期利息	[redacted]

The terms and conditions on next pages shall form part of this Agreement. In case of conflict between parts of this Agreement, their resolution shall be determined by reference to controlling text; the terms and conditions on the cover pages shall be controlling over all other parts, and the Annexes shall be controlling over the General Terms and Conditions.

以下页中的条款构成此合同。 如此合同条款之间有冲突，以下优先文本解决方案供参考：合同封面页条款优先于其它所有条款，附件页中内容优先于一般条款。

HYUNDAI CORPORATION 现代综合商事株式会社	HYUNDAI LIGHT & ELECTRIC (HZ) CO., LTD. 现代照明电气（惠州）有限公司
NAME: Jongman Park TITLE: General Manager	NAME: Li Xue Mei TITLE: President

▲ HYUNDAI CORPORATION

HYUNDAI BUILDING 11F, 140-2 GYE-DONG
JONGNO-GU, SEOUL 110-793 KOREA

TEL : +82-2-390-1214
FAX : +82-2-390-1062

Ref. SBB-TA100712KT-01

TRADEMARK LICENSE AGREEMENT
商标许可合同

WHEREAS Licensor is the owner of the Licensed Trademarks; and
鉴于，许可方为被许可商标的所有者，并且
WHEREAS Licensee wishes to manufacture the Licensed Products and acquire from Licensor the right to sell such Licensed Products in the Territory.
鉴于，被许可方希望生产被许可产品，并从许可方处获得在区域销售被许可产品的权利。
NOW THEREFORE, in consideration for the mutual covenants and premises contained in this Agreement, the Parties agree as follows:
现鉴于，考虑到此合同中双方契约和前提， 双方同意如下条款：

Article 1. Definitions
条款 1 定义

In this Agreement (including the Annexes), unless the context otherwise requires, the following words and expressions have the following meanings:
在此合同中（包括附件），除非上下文另外要求，以下文字和表达意思如下：

1.1 "Licensed Products" means the products which are manufactured and supplied with the Licensed Trademark attached thereto by Licensee, as specified in Annex 2.
"被许可产品" 指被许可方的生产和供给的附上被许可商标的产品， 如附件 2 所指定。

1.2 "Licensed Trademark" means any trademark, trade name, mark, logotype, internet domain name or other indication of Licensor, including the letters and the word ""HYUNDAI"", as shown in Annex 1.
"被许可商标" 指所有商标、商品名、徽标、互联网域名或者其他许可方的指示，包括字母和"现代"一词，如附件 1 所示。

1.3 "Manner of Use of the Licensed Trademark" includes, without limitation, the colors, forms and sizes of the Licensed Trademark, and their application to physical objects and intangible media.
许可商标使用方式包括：许可商标的无限制性、颜色、字体、尺寸、对实体的申请和不确定媒体方面。

1.4 "Days" shall mean consecutive calendar days unless otherwise specified.
除非另有说明， "天" 指公历连续工作天。

1.5 "Minimum Sales Amount" means the target monetary figure which Licensee must achieve from sales of the Licensed Products during each Term.
"最低销售额"指被许可方在每个期限取得许可产品销售的目标货币计算。

1.6 "Minimum Royalty" means the minimum monetary sum to be paid to Licensor as a part of the Royalty for each term, which is fixed regardless of the quantity of the Products sold by Licensee during said term.
"最低商标使用费" 指在上述期限中，不考虑被许可方产品销售的数量而决定一个固定的数量，作为每年期的商标使用费的一部分支付给许可方的最低金额合计。

1.7 "Person" means an individual, firm, corporation, partnership, joint venture, limited liability company,

HYUNDAI BUILDING 11F, 140-2 GYE-DONG
JONGNO-GU, SEOUL 110-793 KOREA

TEL : +82-2-390-1214
FAX : +82-2-390-1062

syndicate, association, union, trust, estate or any other entity or organization.
"人" 指个人、公司、社团、合伙企业、合资公司、有限责任公司、企业联合、协会、联盟、信用、不动产或所有其它实体或组织。

1.8 "Territory" means the geographic region(s) set forth on the cover page of this Agreement..
"区域"指此合同封面页所列明的地区。

Article 2. Grant of License

条款 2 许可的准予

2.1 Subject to the other terms and conditions set forth herein, Licensor hereby grants to Licensee a non-assignable, non-transferrable, non-sub-licensable license to use the Licensed Trademark for the sole purposes of manufacturing, selling, marketing and other related auxiliary activities in regards to the Licensed Products within the Territory, unless Licensee obtains the approval from Licensor.
根据在此提出的其它条款，许可方据此同意被许可方在区域内对被许可产品使用被许可商标进行以生产、销售、买卖和其它相关的附属业务为唯一目的的活动，此许可是不可分配，不可转让，不可分授权的，除非被许可方从许可方处得到同意。

2.2 Licensee shall not use the Licensed Trademark for any other purposes except as specifically provided in this Agreement.
被许可方不可在任何此合同明确规定用途外使用被许可商标。

Article 3. Scope of the Licensed Products

条款 3 被许可产品的范围

3.1 The Licensed Products under this Agreement shall be as set forth in Annex 2 hereof.
此合同下的被许可产品如附件 2 所列。

3.2 The Parties may agree to include or exclude any products from the scope of this Agreement in writing. Notwithstanding any other provision to the contrary in this Agreement, unless and until the initial production of any Licensed Products is made by Licensee, such Licensed Products shall not be included in the scope of this Agreement, and if any of the Licensed Products has not been manufactured by Licensee for any twelve (12) consecutive month period, such products shall be automatically excluded from the scope of this Agreement. Licensor is entitled to use, assign or license the Licensed Trademarks to a third party, for any product(s) that is/are excluded from the scope of this Agreement.
双方书面同意包括或排除此合同中的产品范围。尽管此合同中有其他相反规定，除非直到被许可方订购每个被许可产品的首个订单确立，否则该被许可产品将不包括在此合同范围内。如在任何连续 12 个月内被许可方没有从授权供应商处订单任何一个被许可产品，该产品将被自动从此合同中排除。许可方将有资格在任何已排除在此合同范围外的产品上使用，分配或许可被许可商标给第三方。

3.3 Licensee should not sell, import, export or otherwise distribute any product identical, similar or competing with the Licensed Products.
被许可方不可与被许可产品一起销售、进口、出口或另外分配任何相同、相似或竞争产品。

HYUNDAI BUILDING 11F, 140-2 GYE-DONG
JONGNO-GU, SEOUL 110-793 KOREA

TEL : +82-2-390-1214
FAX : +82-2-390-1062

Article 4. Territory

条款 4 区域

4.1 "Territory" shall be as set forth on the cover page of this Agreement..
"区域"如此合同封面页所述。

4.2 Licensee shall not, whether directly or indirectly, market, cause to be manufactured, or sell any Licensed Product outside of the Territory.
被许可方不可直接或间接在区域外生产或销售被许可产品

4.3 If Licensee is or becomes aware of any Person who manufactures, sells, imports, exports or otherwise distributes any Product in the Territory, Licensee shall inform Licensor of such Person.
如被许可方得知任何人在区域内生产、销售、进口、出口或另外分配任何产品，应将其通知给许可方。

Article 5. Effectiveness

条款 5 效力

5.1 This Agreement shall be effective from the date of its signing by both Parties, for a period as set forth on the cover page of this Agreement.
此合同从封面页所述双方签约日期起生效。

5.2 In case Licensee fails to make full payment of the first installment of the Minimum Royalty within 15 (fifteen) calendar days after the date this Agreement is signed, Licensor shall have the option to declare this Agreement null and void, or to demand Licensee's performance of its obligations hereunder, and Licensor shall promptly notify Licensee of its decision.
如被许可方在合同签订日后 15 天工作日内不能完全支付第一笔最低商标使用费， 许可方将可选择宣布此合同无效，或要求被许可履行其合同义务，许可方应迅速通知被许可方其决定。
This Agreement may be renewed for subsequent Terms only through the written agreement of both Parties.
此合同可由双方书面合同更新。 所有后续期限也可由双方书面合同更新。

Article 6. Minimum Sales Amounts

条款 6 最低销售额

6.1 The Minimum Sales Amounts shall be as set forth on the cover page of this Agreement.
最低销售额如合同封面页所列。

6.2 The Minimum Sales Amounts shall mean Licensee's overall Sales amount of Licensed Products in ex-factory price, which shall be calculated based on the Monthly Sales Report made by Licensor as set forth in Annex 4.
最低销售额指被许可方以出厂价计算的被许可产品的全部销售额，由许可方根据附件 4 所述的每月销售报告计算所得。

Article 7. Royalties

条款 7 商标使用费

7.1 <u>Minimum Royalties.</u>

HYUNDAI BUILDING 11F, 140-2 GYE-DONG
JONGNO-GU, SEOUL 110-793 KOREA

TEL : +82-2-390-1214
FAX : +82-2-390-1062

最低商标使用费

(a) Licensee shall pay Licensor the Minimum Royalty for each Term in the amount set forth on the cover page of this Agreement, and shall do so on or before the dates set forth in Annex 3 of this Agreement.
被许可方应按此合同封面页所列支付许可方每期最低商标使用费。每期费用应在附件 3 所述日期当日或之前支付。

(b) In the event this Agreement is renewed for the further terms, the Minimum Royalty for such subsequent renewals shall be separately agreed between the Parties.
如此合同进行进一步的更新，后来更新的最低商标费应得到双方各自的同意。

7.2 Running Royalties.
实际商标使用费

The Running Royalty Rate shall be as set forth on the cover page of this Agreement.
实际商标使用费率如合同封面页所列。

(a) In the event Licensee's aggregate sales amount during the each term does not exceed the Minimum Sales Amount, Licensee shall not be obligated to pay Running Royalty for the said term in addition to the payment of the Minimum Royalty as set forth in Annex 3 below. Licensee's obligations to pay the Minimum Royalty as set forth in Article 7.1 shall not be affected by the existence or non-existence of Licensee's obligation to pay Running Royalties
如被许可方每期的总销售额没有超过最低销售额，被许可方没有责任支付下述期限内除附件 3 所述的最低商标使用费外的实际商标使用费。被许可方按条款 7.1 支付最低商标费的责任不受实际商标费支付义务存在性的影响。

(b) For the first month of a Term in which the Aggregate Sales Amount exceeds the Minimum Sales Amount, Licensee shall pay Licensor Running Royalties on the amount by which the Aggregate Sales Amount exceeds the Minimum Sales Amount. Payment of Running Royalties is to be effected on or before the 15th calendar day of the month after the month in which the Minimum Sales Amount has been exceeded. For every subsequent month in that Term, Licensee shall pay Licensor Running Royalties on the amount of its monthly sales of Licensed Products, with payment to be effected on or before the 15th calendar day of the month after the month in which such sales occurred."

7.3 在合计销售额超过最低销售额的第一个月，被许可方应支付合计销售额超出最少销售额部分的实际商标费。实际商标费应在最低销售额被超出月份的下一个月 15 号前支付。在随后的月份，被许可方应在销售发生后每个月份的 15 号前支付许可产品销售的实际商标费。

7.3 Method of Payment.
付款方式

Licensee shall remit all Royalty payments in agreed currency by telegraphic transfer to a bank account designated by Licensor. Licensor may, at its own discretion, change the manner and/or method of payment.
被许可方应将商标费以经过协商流通的方式电汇到许可方指定银行帐户。许可方可根据自身判断修改付款方式和/或方法。

7.4 Non-Refundability of Paid Royalties.

HYUNDAI BUILDING 11F, 140-2 GYE-DONG
JONGNO-GU, SEOUL 110-793 KOREA

TEL : +82-2-390-1214
FAX : +82-2-390-1062

已付商标使用费的无返还

All Royalties paid to Licensor shall not be refundable under any circumstances, including, but not limited to, expiration and termination of this Agreement.

对于所有已付给许可方的商标使用费在任何情况下都不可被返还，包括，但不局限于此合同到期和终止。

7.5 Interest on Overdue Payments.

逾期利息

For any overdue payment of the Royalties, Licensee shall additionally pay interest (calculated at the Overdue Payment Interest Rate as set forth on the cover page of this Agreement) on the overdue payment amount until such overdue payment has been made in full.

对于所有延迟支付的商标使用费，被许可方应另外支付利息，（逾期利息率按合同封面所述）计算按到完全支付过期款项为止的延迟天数支付

7.6 Taxes.

税务

All payments made under this Agreement shall be net of any deductions for taxes and/or assessments levied or to be levied outside of Korea. Licensee shall pay all the taxes and assessments, including any withholdings levied or to be levied outside of Korea.

此合同中所有被许可方支付的费用为净费用，不含任何在韩国以外发生和/或者征收的税额扣除。被许可方应承担在韩国以外区域征收的税务，包括任何代扣所得税的征收。

Article 8. Report & Audit

条款 8 报告和审计

8.1 On or before the 15th calendar day of the month immediately following each quarter, Licensee shall provide Licensor with a Quarterly Sales Report, stating the details of the sales of the Licensed Products occurred from the first day through the last day of the previous quarter, in the form shown in Annex 4.

在紧随每季度后月份的 15 号前或当日，被许可方应按附件 4 表格提供许可方每季销售报表，陈述从先前月份第一天到最后一天发生的被许可产品的销售额。

8.2 If and when Licensee's aggregate sales amount for the each term exceeds the Minimum Sales Amount, Licensee shall, on or before the 15th calendar day of the month immediately following the month in which the Minimum Sales Amount has been exceeded, provide Licensor with a Monthly Sales Report (in the form shown in the Annex 4), stating the details of the sales of the Licensed Products from the first day of the month in which the Minimum Sales Amount has been exceeded, and a Monthly Sales Report for every month thereafter (in lieu of the Quarterly Sales Report).

如当被许可方每期的总销售额超过最低销售额，被许可方应在超过最低销售额当月紧随的下一个月 15 号前或当日提供给许可方附件 4 所示的每月销售报表，陈述从先前超过最低销售额月份第一天到最后一天被许可产品的销售额，并提供其后每季的销售报表。

8.3 The copies of the relevant sales information shall be attached to each Quarterly and/or Monthly Sales report.

相关销售资料的复印件应随每季和/或月销售报表附上。

HYUNDAI BUILDING 11F, 140-2 GYE-DONG
JONGNO-GU, SEOUL 110-793 KOREA

TEL : +82-2-390-1214
FAX : +82-2-390-1062

8.4 Licensee shall provide Licensor a written quarterly Business Report regarding the marketing and sale status of the Products.
被许可方应每季书面提供给许可方关于产品营销和销售的商业报告。

8.5 Licensee shall keep true and complete books of account and records covering all businesses carried out hereunder and shall permit Licensor and/or an independent certified public accountant designated by Licensor to examine such books and records at any reasonable time. If there is a difference of [redacted] % [redacted] or more between the sales amounts in such books and records and the Reports received by Licensor, this shall be regarded as a breach of the Agreement. In such case, Licensee shall also pay liquidated damages calculated by applying the Running Royalty Rate to such a difference, and multiplied by a factor of [redacted]. Licensee shall also bear all costs and expenses for auditing Licensee's books and records.
被许可方应保留与交易相关的所有真实和完整的财务记录和账簿，并允许许可方和/或由许可方雇用的独立持照会计师在任何合理的时间检查上述记录和账簿。如许可方发现记录和账簿同报表之间存在 [redacted]%或以上的差额，将被视为违反合同，此情况下被许可方应支付规定违约金，按差额实际商标费率乘以[redacted]计算，所有审计的费用和开支由被许可方承担。

Article 9. Advertisements & Sales of the Products

条款 9 产品的销售和广告

9.1 Licensee shall be responsible for carrying out its advertising for the Licensed Products in the Territory at its own costs and expenses.
被许可方应负责在区域内被许可产品广告实施的费用和开支。

9.2 Licensee shall market and sell the Licensed Products with full respect for the Licensed Trademark, with particular regard to the nature and quality of Licensee's advertising for the Licensed Products. If Licensee intends to make any non-sale distributions of Licensed Products, including, but not limited to, promotional gifts or samples, Licensee shall secure Licensor's prior written approval.
被许可方可就被许可产品的性能和质量做广告，在对被许可商标充分尊重的前提下开拓市场和销售被许可产品。如被许可方要为被许可产品进行非卖活动，包括但不限于促销礼品或样品，应得到许可方事先书面批准。

Article 10. Manner of Use of the Trademarks & Maintenance of the Product Quality

条款 10 商标使用的方式和产品质量的维护

10.1 The Licensed Trademark under this Agreement shall be as set forth in Annex 1.
此合同下的被许可商标如附件 1 所示。

10.2 Licensee shall not attach, affix, label or otherwise use any trademark, trade name or logo, etc. other than the Licensed Trademarks on the Licensed Products.
被许可方不可在被许可产品上贴上、附上、贴标签于或另外使用被许可商标以外的任何商标、商品名或徽标等

10.3 Licensee shall make best efforts to form and maintain good public image of the Licensed Trademark in the Territory, through all means, including, but not limited to, consistent Manner of Use of the Licensed Trademark, and Licensee shall at all times actively defend such image.

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HYUNDAI BUILDING 11F, 140-2 GYE-DONG
JONGNO-GU, SEOUL 110-793 KOREA

TEL : +82-2-390-1214
FAX : +82-2-390-1062

被许可方应当尽全力，通过各种方式，包括但不限于贯彻一致的许可商标使用方法在区域内塑造并维护被许可商标的良好形象，被许可方应在任何时候都保卫此商标形象

10.4 Licensee shall not use the Licensed Trademarks on any Licensed Product or other related materials, including, but not limited to, the packaging, printed material and advertisement materials, in any manner other than previously approved in writing by Licensor. The manner of using the Licensed Trademarks includes, without limitation, colors, forms and sizes of the Licensed Trademarks. Licensee shall neither change the manner of use nor combine the Licensed Trademarks with any other letters, names, trademarks, marks or other indications.

被许可方不得在任何未经许可方书面预先批准的被许可产品或其它材料，包括但不限于包装材料、印刷材料和广告材料上使用被许可商标。被许可商标使用方式包括但不限于被许可商标颜色、字体和大小。被许可方不得改变被许可商标的使用方法或者用任何其它字母、名称、商标或其它标示改变商标的组合方法。

10.5 All the Licensed Products shall bear the legend "Manufactured by [Licensee]" and "Licensed by Hyundai Corporation, Korea." on the Licensed Products and their package, and such legend shall only be changed with Licensor's permission or at its instruction.

所有许可商品应当在产品及其包装上张贴标签注明："由[被许可方]制造"和"韩国现代综合商事株式会社授权"。

10.6 Licensee shall submit to Licensor for prior written approval designs and/or samples of packaging, labels, advertising and promotional materials on which Licensee desires to use the Licensed Trademarks prior to such use.

被许可方应在使用前发送所希望使用被许可商标的产品设计和/或包装、标签、广告和推广材料给许可方，以获得事先书面批准。

10.7 Licensee shall provide Licensor with photographs, pictures and specifications of each model of the Licensed Products and obtain Licensor's prior written approval of the manufacture of such model.

被许可方应发送每款被许可产品照片、图片和规格给许可方，以获得许可方对此款产品生产的事先书面批准。

10.8 Licensee shall not affix, attach, label or otherwise use the Licensed Trademarks on any product of inferior quality for sale, which may jeopardize the reputation and good will of the Licensed Trademarks.

被许可方不得在任何可能损害被许可商标声誉及良好的形象的劣质产品贴上、附上、贴标签或另外使用被许可商标。

10.9 For the purpose of enforcing this Article, Licensor shall reserve the right to inspect Licensee's plants, offices and warehouses from time to time.

为执行此条款，许可方保留随时检查被许可方工厂、办公室和仓库的权力。

10.10 If, in the sole and good-faith opinion of Licensor, the Licensed Trademark have been improperly used by Licensee, or the Licensed Products sold or to be sold by Licensee are of inferior quality, Licensor shall notify Licensee. In such case, Licensee shall immediately stop such use of the Licensed Trademark upon and/or sale of such Licensed Products of inferior quality. Licensor shall be entitled to suspend the distribution or supply or production of the Licensed Products until Licensee

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follows Licensor's guideline of use of Licensed Trademark, or Licensee improves the quality of Licensed Products and obtains approval of Licensor'.
如被许可方不正当使用被许可商标，或销售或即将销售的被许可产品为劣质产品，许可方将通知被许可方。被许可方应立即停止使用在劣质产品上使用被许可商标。万一出现此情况，许可方有权终止被许可产品的分发、供应或生产，直到被许可方听从许可方使用商标的指示，或被许可方提高被许可产品的质量并获得许可方批准。

10.11 Licensor may recommend or instruct Licensee on the matters in connection with the use of the Licensed Trademarks on the Licensed Products, packaging, labels, advertising and promotional materials in which case Licensee shall follow such recommendation or instruction.
许可方可推荐或指示被许可方有关在被许可产品、包装材料、广告和推广材料上的被许可商标的使用方法。被许可方应顺从此推荐或指示。

10.12 For the avoidance of doubt, Licensee agrees that the purpose of this Article is only to maintain the reputation and good will of the Licensed Trademark, and this Article shall not be interpreted to impose on the Licensor any liability to any other person or entity under any equitable, common law, tort, contract, estoppel, negligence, strict liability, product liability or other theory of liability, etc.
为避免疑虑，被许可方同意此条款目的仅为了维护许可商标的声誉和良好形象。此条款不可解释为强加于许可方在任何合理习惯法、民事侵权行为、合同、禁止、失误严格赔偿责任、产品责任或其它义务论之下对任何个人或实体的责任。

Article 11. Trademark Rights
条款 11 商标权

11.1 Licensee agrees not to contest, whether directly or indirectly, the validity of or title to any of the Licensed Trademark for which the license is granted to Licensee by Licensor hereunder, and agrees not to aid any third party in doing so. Licensee acknowledges that the Licensed Trademark shall remain the sole and exclusive property of Licensor.
被许可方应同意，不得直接或间接侵犯或者帮助任何第三方侵犯许可方已授权被许可方的被许可商标的合法性，并承认被许可商标是许可方的独有专项财产。

11.2 Licensee shall not apply or cause any third party to apply for the registration of the Licensed Trademarks, in whole or in part, or any other similar marks with respect to the Licensed Products or any other products in the Territory or any other territory.
被许可方不得在区域内或其它区域, 为被许可产品或其它任何产品，申请或促使任何第三方注册被许可产品的被许可商标的全部或部分，或者与其相似的其它商标。

11.3 Licensee shall not represent at any time that it has any right in or title to the Licensed Trademarks except as otherwise specifically provided herein, and shall not do, or cause any third party to do, any act or thing which may in any way impair Licensor's rights or title to the Licensed Trademarks.
除非在此另外明确，被许可方在任何时候都不得表述其拥有被许可商标的任何权利。被许可方必须同意不做出或不促使任何第三方做出以任何方式损害被许可方或被许可商标权利的行为或事件。

11.4 If Licensee has found or becomes aware that the Licensed Trademark is disputed or infringed upon by

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a third party, Licensee shall promptly inform Licensor thereof and assist Licensor to take necessary steps to protect their rights against such third party.

若被许可方发现或意识到被许可商标被第三方争议或者侵犯，被许可方应当立即通知许可方并且协助许可方采取必要手段保护其权力。

11.5 Except as otherwise provided in this Agreement, Licensee shall neither establish a new company nor change its company name, business name, trade name, *etc.* using any mark that is the same or similar to the Licensed Trademarks without prior written approval of Licensor.

除此合同另外规定外，被许可方不能在没事先得到许可方书面同意下，用任何与被许可商标相同或类似的标志建立新公司或者更改公司名称、营业名称、商品名等。

11.6 Except as otherwise provided in this Agreement, Licensee shall not apply or cause any third party to apply for the registration of any internet domain name which includes, in whole or in part, the designs, letters or words of the Licensed Trademarks or any other similar marks. In case Licensee desires to use such internet domain name for marketing and sale of Licensed Products, Licensee shall request, to Licensor, for the registration or use of such internet domain name, and Licensor may allow Licensee to register or use such internet domain name only until the expiration or termination of this Agreement, in which event Licensee shall assign or transfer such internet domain name to Licensor free-of-charge and at the costs and expenses of Licensee.

除此合同另外规定外，被许可方不得申请或促使第三方申请，包含全部或部分被许可商标设计、文字或字母在内的任何网络域名的注册。若被许可方需要此类网络域名的注册用于产品的销售以及市场开拓，被许可方应向许可方要求此类网络域名的注册和使用，同时，许可方应当允许被许可方注册和使用此类网络域名直到此合同到期或终止，届时被许可方将无偿指派或转让此网络域名给许可方，所有费用和开支由被许可方承担。

11.7 Licensee hereby irrevocably transfers and assigns to Licensor, without any and further compensation, any and all of Licensee's rights, title and interests in any mark that is the same or similar to the Licensed Trademarks. If Licensee obtains, in the future, any right, title and interest in and to any mark that is the same or similar to the Licensed Trademarks by application for registration or by assignment or transfer from a Person other than Licensor, Licensee hereby agrees to assign or transfer such right, title and interest to Licensor without any compensation therefor.

被许可方应无偿并不可撤消地将其所有与被许可商标相同或类似的标志权利、权力和利益转让和分派给许可方。如被许可方通过申请注册或从除许可方外的其它人处将获得任何与被许可商标相同或类似的标志权利、权力和利益，被许可方应同意无偿转让和分派此权利、权力和利益给许可方。

11.8 Licensee acknowledges the market presence of products bearing the Licensed Trademark and registered in the same class of goods as the Licensed Product. Licensee shall not raise any claim against Licensor in connection with the use of the Licensed Trademark on such Licensed Products, nor request for any compensation, refund or indemnification from Licensor in any case, including, but not limited to, a claim brought against Licensee by a third part.

被许可方同意带有授权商标并在同类别登记的在市场出现的商品为授权产品。被许可方无论如何不可对许可方关于授权商标在产品上的使用提出任何要求，也不可提出任何对赔偿、退款或补偿的要求，包括但不限于第三方提出针对被许可方的要求。

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11.9 Licensee shall not raise any claim against Licensor in connection with such use by the third party, and shall not, under any circumstances, request for any compensation or refund to Licensor on the ground t hat there exists such a third party in the Territory.
被许可方不可就第三方使用商标对第三方提出任何要求，也不能在任何情形下对在区域内存在如此第三方向许可方提出任何赔偿和退款要求。

11.10 Licensee shall be responsible for checking the validity of registration of the Licensed Trademarks in the Territory. Even if the authorities concerned in the Territory do not approve the registration of the Trademarks, Licensee shall not raise any claim against Licensor, and shall not request for any compensation or refund in any case to Licensor.
被许可方应有责任在区域内查询被许可商标注册的合法性。即使区域内权威机构不批准商标的注册，被许可方无论如何不可对许可方提出投诉、索赔和费用退还。

Article 12. Representations and Warranties
条款 12 陈述和保证

Except as otherwise provided in this Agreement, Licensee hereby represents and warrants to Licensor that, as of the date of this Agreement, the following statements are and shall be true and correct in all material respects:
除此合同另外规定外，被许可方据此对许可方陈述和保证，从此合同生效日起，如下有关实质性声明将是真实和正确的：

12.1 Organization and Good Standing. Licensee: (i) is a corporation duly organized, validly existing, and in good standing under the laws of its home country; (ii) has the corporate power and authority to conduct the business in which it presently is engaged, to enter into this Agreement, and to perform its obligations hereunder; and (iii) is qualified to do business in, and is in good standing in, each jurisdiction of the Territory where the nature of its business in such jurisdiction requires it to be so qualified.
机构和良好声望 被许可方：（i）是在其国家法律规定下合法组成、正当存在和拥有良好声望的法人。（ii）拥有法人权力和有权运作目前进行的商业，有权参加此合同和履行其在此之下的职责。和（iii）有资格和声望在区域内进行其商业性质权限要求的买卖。

12.2 Authorization and Binding Effect. All corporate action on the part of Licensee and its officers and directors necessary for the authorization, execution, and delivery of this Agreement and for the performance of all of Licensee's obligations hereunder has been taken, and this Agreement, when executed and delivered, shall constitute a valid and legally binding obligation of Licensee enforceable against Licensee in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, and other laws affecting creditors' rights generally or by general equitable principles.
授权和约束作用 对于此合同的授权、执行同交付，及所有被许可方职责的履行，被许可方及其管理人员和董事方要经过股东或监督委员会的决议。当此合同执行和交付时，应制定对被许可方关于此条款有效和合法的强制约束义务， 破产，无力偿还和其他法律影响债权人执行或一般公平原则执行除外。

12.3 Execution, Delivery and Performance. The execution, delivery, and performance by Licensee of this Agreement do not: (i) violate or breach the certificate of incorporation or by laws of Licensee; (ii) violate or conflict with any applicable laws; (iii) violate, breach, cause a default under, or otherwise give rise to a

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right of termination, cancellation, or acceleration with respect to (presently, with the giving of notice or the passage of time), any agreement, contract, or instrument to which Licensee is a party or by which any of its assets are bound; or (iv) result in creation or imposition of any lien, pledge, mortgage, claim, charge, or encumbrance upon any assets of Licensee.

执行、交付和履行 此合同下被许可方的执行、交付和履行，不可：（i）侵犯或违背被许可方的公司章程或法律；（ii）违反或与适当法律相冲突；（iii）违犯、违反、促使在任何合同、协议或手段下违约或另外引起终止、取消或加快关于被许可方或其资产被约束（目前，被通知或时间通过）的权力。(iv)导致被许可方任何资产留置权、抵押品、抵押、要求、费用或阻碍的产生或被迫接受。

12.4 Governmental and Other Consents. No consent, authorization, license, permit, registration or approval of, or exemption or other action by, any Person is required in connection with Licensee's execution and delivery of this Agreement or with the performance by Licensee of its obligations hereunder.

政府或其它的允诺 关于此合同被许可方的执行和交付或其职责的履行，任何人不可要求同意、授权、许可、允许、登记或批准或免除或其它行为。

12.5 Inconsistent Obligations. Licensee has, as of the effective date of this Agreement, no obligation or commitment, and will not, during the term of this Agreement, assume or undertake any obligation or commitment that is inconsistent with its obligations under this Agreement.

矛盾职责 此合同有效期起，在合同期限内，被许可方无义务或许诺在合同下承担与其义务不一致的职责。

Article 13. Warranty for the Products

条款 13 产品保证

13.1 Licensee shall be responsible for the execution of and costs and expenses for the warranty for the Licensed Products, including, but not limited to, after-sales service.

被许可方应对许可产品保证的执行的成本和开支负责，包括但不局限于售后服务。

13.2 In the event any cost or expense arising from the warranty or after-sales service for any Licensed Products is disbursed by Licensor on behalf of Licensee, Licensee shall reimburse Licensor for such expenditure. In any event, Licensee shall indemnify and hold Licensor harmless from all damages, claims, losses or expenses, including, but not limited to, reasonable attorney's fee arising directly or indirectly from the execution of the warranty or after-sales service for such Licensed Products'.

如果任何由许可产品保证或售后服务引起的成本和开支须许可方代表被许可方支付，被许可方偿还许可方此支出。无论如何，被许可方须保障并使许可方避免遭受所有损害,投诉,损失或费用，包括但不局限于由执行被许可产品保证或售后服务直接或间接产生的合理的代理费。

Article 14. Liability and Indemnification

条款 14 责任和补偿

14.1 Licensee shall be liable to Licensor for all damages, claims, losses or expenses, suffered or incurred by Licensor, including, but not limited to, reasonable attorney's fee, arising directly or indirectly from any use of the Licensed Trademark by Licensee, including, but not limited to, marketing and sales of the Licensed Products.

Wb

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被许可方应对许可方由于授权商标的使用所遭受的所有损害,投诉,损失或费用负责，包括但不局限于由被许可方活动直接或间接产生的合理的代理费，其活动包括但不局限于被许可产品的买卖和销售。

14.2 Licensee shall indemnify and hold harmless Licensor, including its officers, directors, employees or ag ents, from all damages, claims, losses or expenses, suffered or incurred by Licensor, its officers, direct ors, employees or agents, including, but not limited to, reasonable attorney's fee, arising directly or ind irectly from any use of the Licensed Trademark by Licensee, including, but not limited to, marketing a nd sales of the Licensed Products.

被许可方应赔偿并使许可方包括其管理人员，董事，雇员或代理人避免遭受所有损害,投诉,损失或费用，包括但不局限于由被许可方因授权商标的使用直接或间接产生的合理的代理费，其活动包括但不局限于被许可商标的买卖和销售。

14.3 If there are product liability or similar laws or regulations in the Territory, which establishes trademark owner's liability of reparation for the customers, Licensee shall be solely liable for all damages, claims, losses or expenses, including, but not limited to, reasonable attorney's fees, and shall submit to Licensor a product liability insurance policy of which Licensor is the beneficiary.

如果区域内有产品责任或类似法律或规定强制商标拥有者承担赔偿给消费者的责任条文，被许可方应独立承担所有损害,投诉,损失或费用，包括但不局限于合理的代理费，并帮许可方购买产品责任保险，受益人是许可方。

14.4 Licensee shall be responsible for any personal and/or third party's intellectual property rights related to or required for Licensed Products manufactured and/or sold by Licensee. Licensor shall be free from any damage, loss caused by or related to infringement of any personal and/or third party's intellectual property rights related to or required for the Licensed Products manufactured and/or sold by Licensee.

被许可方应对有关买卖许可产品的任何个人和/或第三方知识产权或其要求负责。许可方对由被许可方采购或销售的有关许可产品的任何个人和/或第三方知识产权或其要求所引起的损害和损失免责。

14.5 Licensor is entitled to request, to Licensee, for any certifications, documents, references, or/and any materials which shows that Licensee possesses rights to intellectual property right related to or required for the Licensed Products manufactured and/or sold by Licensee, and Licensee shall provide Licensor with the required certifications, documents, references, or/and any materials.

许可方有权要求被许可方提供任何证明，文件，参考件或/和任何资料，以显示在知识产权上其有资格生产或销售被许可产品并符合其要求，　被许可方应提供许可方所要求的证明，文件，参考件或/和任何资料

Article 15. Disclaimer and Limitation of Liability

条款 15　　责任放弃和限制

Notwithstanding anything else in this Agreement, in no event shall Licensor be liable to Licensee, and Licensee agrees to indemnify and hold harmless Licensor from liability to any other person or entity, with respect to any subject matter of this Agreement, under any equitable, common law, tort, contract, estoppel, negligence, strict liability, product liability or other theory of liability, for any (i) incidental, special, punitive, consequential or indirect damages, or (ii) damages resulting from loss of sale,

business, profits, data, opportunity or goodwill, even if the remedies provided for in this Agreement fail of their essential purpose and even if Licensor has been advised of the possibility of any of the forgoing damages.

尽管本合同包括其他任何方面，在任何衡平法、普通法、侵权行为、合同、禁止翻供、忽略、周密的责任或者其他理论学说的前提下，（i）对于任何意外的、特殊的、惩罚性的、必然的或者间接性的损失，或者（ii）由于销售、营业、利润、数据、机会或者商誉的损失导致的损失，即使在此合同中规定的补偿措施达不到基本目的，以及许可方已被告知有关放弃赔偿的可能性，被许可方同意保障并使许可方对任何个人或实体避免损失。

Article 16. Termination

条款 16 终止

16.1 Termination for Breach. Licensor may, at its option, terminate this Agreement in the event Licensee breaches any material obligation under this Agreement and fails to remedy or otherwise cure such breach within [15] days from the delivery or transmission date of Licensor's warning letter by registered air mail, courier service or email. For the purpose of this Article, Articles containing material obligations include, without limitation, Articles 4 (Territory), 8 (Report & Audit), 9 (Advertisements & Sales of the Products), 10 (Manner of Use of the Trademarks & Maintenance of the Product Quality), 11 (Trademark Rights), 12 (Representations & Warranties), 13 (Warranty for the Products), 18 (Prohibition of Assignment and Sub-Licensing), 20 (Confidentiality), 21 (Notice) and 26 (Governmental Approval).

违约的终止 如被许可方违背此合同中实质职责，在收到通过挂号信或快递或电子邮件投递的警告信 15 日内，如没有矫正或弥补此违约，则许可方可选择终止该合同。此条款目的为阐明实质职责条款，包括但不局限于条款 4（区域）、条款 8（报告和审计）、条款 9（产品的销售和广告）、条款 10（商标使用的方式和产品质量的维护）、条款 11（商标权）、条款 12（陈述和保证）、条款 13（产品保证）、条款 18（委派和转许可的禁止）、条款 20（保密条款）、条款 21（通知）和条款 26（政策的批准）。

16.2 Grounds for Termination Without Opportunity to Cure. Licensor shall reserve the right to terminate the Agreement at any time without prior notice or action in the event of failure of Licensee's Royalty payment stipulated in Article 7 (Royalties) and Annex 3 (The Payment Schedule of the Minimum Royalties).

不可逆转的终止理由：关于第七条款（商标费）和附件 3（最低商标使用费的付款时间表）的不履行，许可方保留在不事先通知或行动的前提下在任何时候终止该合同的权利。

16.3 Brand Image. If Licensee, in the good faith judgment of Licensor, injures or causes injury to the brand image of the Licensed Trademarks, Licensor may demand rectification in writing. If Licensee fails to rectify such injury within [30] days from the delivery or transmission date of such warning letter by registered air mail or courier service or email, Licensor shall be entitled to terminate this Agreement.

商标形象 根据许可方判断，如被许可方损害或导致被许可商标形象受损，被许可方需书面要求整顿。如被许可方在收到通过挂号信或快递或电子邮件投递或发送的警告信 30 日内不纠正此伤害，许可方有权终止该合同。

16.4 Insolvency. This Agreement shall be terminated immediately, without further notice or action by

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Licensor, in the event: (a) Licensee shall become insolvent, or shall make or seek to make an arrangement with, or an assignment for the benefit of, creditors; (b) proceedings in voluntary or involuntary bankruptcy shall be instituted by, on behalf of, or against Licensee; or (c) a receiver or trustee of the property of Licensee shall be appointed.

破产 在以下情况，此合同将不需许可方进一步通知或行动而被立即终止：（a）另一方破产，或进行或寻求债权人利益的安排或分配。（b）另一方主动或被动地进行破产。（c）另一方财产被接收或托管。

16.5 No Liability for Termination. Neither the expiration nor termination of this Agreement in accordance with this Agreement shall subject either Party to any liability or obligation to the other Party or to any other Person, either by operation of law or on any other basis, except as specifically set forth in this Agreement.

无责终止 此合同的到期和终止，任何一方对另一方或其它人无任何责任和义务，法律的实施和其它根据也如是，此合同明确规定除外。

Article 17. After Termination

条款 17 合同终止后

17.1 Upon expiration or termination of this Agreement, each Party's duties and obligations under this Agreement with respect to the Licensed Products shall cease as of the effective date of such expiration or termination; provided, however, that a Party's other duties and obligations under this Agreement that, by their nature, are to be performed or observed after such expiration or termination, including but not limited to the duties and obligations of Article 14 and Article 15, shall not cease due to such expiration or termination.

合同到期或终止后，各方关于授权产品的责任和义务到有效期终止。然而，无论如何，如一方在此合同下仍有其合理的责任和义务，则在到期或终止后仍将履行或遵守此责任和义务。包括但不限于条款 14 和条款 15 的责任和义务，其在合同到期或终止后不可停止。

17.2 Upon expiration or termination of this Agreement, Licensee shall immediately cease using the Licensed Trademark in all of Licensee's activities, including, but not limited to, marketing and sales of the Licensed Products. However, if Licensee has remaining stocks of the Licensed Products, Licensee shall provide the detailed information of remaining stock such as model name, quantity, selling price and serial number within 15 calendar days from termination date and Licensor shall have the right to inspect the stock status

合同到期或终止后，被许可方应立即在其所有活动中停止使用被许可商标，活动包括但不限于被许可商标的买卖和销售。然而，如被许可方仍有被许可产品库存，须在终止日期后 15 天内提供库存产品具体信息，如型号、数量、销售价格和序列号，许可方有权视察库存情况。

17.3 After stock inspection, by written authorization of Licensor, Licensee shall be allowed to sell remaining stock within 90 (ninety) days from the date of the authorization of stock selling. Any Licensed Products remaining at the end of the 90-day period shall be offered to Licensor free of charge. If Licensor refuses, Licensee shall immediately destroy such Licensed Products at Licensee's costs and expenses, and Licensee shall provide a letter confirming such destruction to Licensor within seven days of their destruction.

HYUNDAI BUILDING 11F, 140-2 GYE-DONG
JONGNO-GU, SEOUL 110-793 KOREA

TEL : +82-2-390-1214
FAX : +82-2-390-1062

库存视察后，经许可方书面授权，被许可方可在授权库存日起 90 天内销售库存。任何授权库存产品 90 天期限后须免费提供给许可方。如被许可方拒绝，许可方须立即自行销毁该批授权商品，被许可方须在销毁 7 天内提供许可方书面确认。

17.4 Despite expiration or termination of this Agreement, Licensee shall remain obligated on any and all after-sales service and warranty of the Licensed Products by the range and for the period of warranty as offered by Licensee or its retailers at the time of the sale of the Licensed Products for which warranty or after-sales service is sought, but in no case shorter than the minimum period required by the laws of the Territory, at its own costs and expenses, regardless of whether Licensor has designated a new licensee for the Territory. If, in the good faith estimation of Licensor, Licensee does not properly perform after-sales service and warranty of the Licensed Products, Licensor has the right to claim Licensee for jeopardizing the image or quality of Licensed Trademark, and Licensee shall compensate Licensor for Licensor's actual and administrative costs in performing or normalizing after-sales service and warranty of the Licensed Products by the range and for the period mentioned above.
尽管合同到期或终止，被许可方仍应在其及零售商售货当时承诺的时限和范围内自费承担所有被许可产品的售后服务和保证，时限无论如何不少于当地法律所要求的最少期限，而不管许可方是否在区域内已有新的被许可方。万一许可方认为被许可方没有适当地履行对被许可产品的售后服务和保证，许可方有权声称被许可方危害商标形象和质量，对上述时限和范围内许可方为执行或规范被许可产品售后服务和保证而付出的实际管理费用，被许可方应给予许可方补偿。

17.5 Despite expiration or termination of this Agreement, Licensee shall continue to pay any Royalties that accrue on or before the date of expiration or termination of this Agreement.
尽管合同到期或终止，被许可方应继续支付此合同到期或终止日期当天或之前的商标使用费。

Article 18. Prohibition of Assignment and Sub-Licensing
条款 18 委派和转许可的禁止

18.1 Licensee shall not assign, transfer or sub-license this Agreement or any rights or obligations herein without prior written consent of Licensor by any method whatsoever, even in cases of merger or similar corporate restructuring.
在未经许可方事先书面同意情况下，被许可方不能以任何方式委派、转移或转许可此合同及其所有权利和义务，即使合并或公司结构变更也不可以。

18.2 If such assignment, transfer or sub-licensing is made with prior written consent of Licensor, Licensee shall cause the assignee, transferee or sub-licensee to be subjected to this Agreement.
若发生委派、转移或转许可，被转许可方应遵守此合同。

Article 19. Governing Law and Arbitration
条款 19 管辖法律和仲裁

19.1 This Agreement shall be governed by the law of the Republic of Korea in all respects of validity, construction, and performance thereof without regard to its conflict of laws principles or rules.
此合同中的有效性,合法性，解释和履行适用于韩国法律，不考虑法律规则或惯例之间的互相抵

HYUNDAI BUILDING 11F, 140-2 GYE-DONG
JONGNO-GU, SEOUL 110-793 KOREA

TEL : +82-2-390-1214
FAX : +82-2-390-1062

触。

19.2 Any dispute, controversy or difference which may arise between the Parties hereto in relation to this Agreement or the breach thereof, which may not be settled by mutual agreement without undue delay, shall be settled by arbitration in the Korea Commercial Arbitration Board ("KCAB") in Seoul, Korea in accordance with the International Arbitration Rules of the KCAB. The award thereof shall be final, and bind both Parties hereto.

任何可能由此合同引起的抗辩、争论或者异议，或者在无不合理延迟情况下由双方合同无法解决的侵害行为，应当由位于韩国首尔的韩国商业仲裁委员会依据其国际仲裁规则进行调解。其裁定为最后裁定，并且对合同双方有约束力。

Article 20. Confidentiality

条款 20 保密条款

Neither Party shall disclose any information contained herein to any third party nor use such information for any purpose other than for purposes of this Agreement without the prior written consent from the other Party; provided, however, that the contents hereof may be disclosed only (a) as required by applicable law, (b) in connection with the enforcement of this Agreement, or (c) to the agents of either Party who have a need to know such information.

在没得到对方提前许可的情况下，任何一方不可透露此合同信息给第三方，也不可在此合同用途外使用这些信息。然而，这些内容只可在以下情形透露 (a) 在适用法律要求下。(b) 与此合同执行有关的情况下。(c)合同一方代理有需要知道此信息的情况下

Article 21. Notice

条款 21 通知

21.1 All necessary notices in connection with this Agreement shall be written in English or Chinese and delivered by registered air mail, courier service, facsimile or E-mail. Notices given by facsimile or E-mail shall be deemed to have been received on the date sent. Notices given by express registered air mail or courier service shall be deemed to have been received on the date of delivery confirmation.

与此合同有关的所有必要的通知，须以英文或者中文书写，并通过航空挂号信，快递服务、传真和电子邮箱投递。如通知已通过传真或电子邮件发出，将被视为通知在投递日被接收。如通知通过航空挂号信或快递服务寄出，将被视为通知在投递确认日被接收。

21.2 If either Party alters its company name or registered address, such Party shall immediately notify the other Party thereof.

若一方公司名称和注册地址改变，必须立即通知合同另一方。

Article 22. Injunctive Relief

条款 22 禁止令

It is understood and agreed upon that, notwithstanding any other provision of this Agreement, breach of this Agreement by Licensee to this Agreement may cause irreparable damage for which recovery of money woul d be inadequate. Licensor shall be entitled to timely injunctive relief to protect Licensor's rights under this Agreement in addition to any and all remedies at law in any competent jurisdiction.

HYUNDAI BUILDING 11F, 140-2 GYE-DONG
JONGNO-GU, SEOUL 110-793 KOREA

TEL : +82-2-390-1214
FAX : +82-2-390-1062

此条款作此理解和同意，尽管此合同另外有规定，被许可方对此合同的违约可能导致不可挽回的金钱补偿也不适当的损失。许可方有权及时执行禁止令减轻和保护许可方在此合同下的权利，在法律下任何可行的权限补救情况除外。

Article 23. Entire Agreement

条款 23 完全合同条款

This Agreement sets forth the entire promises and understandings between both Parties as to the subject matter hereof. All consents or understandings on the subject matter herein made on or before the execution of this Agreement, whether in written or oral form, shall be nullified upon the execution of this Agreement. No amendment, modification or alteration of any term of this Agreement shall be binding on each Party unless the same shall be made in writing, and executed by or on behalf of the Parties.

此合同公布了双方对合同中提及的条款的全部承诺和理解。此合同执行前的所有与之有冲突的承诺和理解，无论是书面或者口头的，都在此合同执行后无效。除非相同的条款用书面形式明确和由双方代表合同执行，任何此合同条款的调整，修改和改变都对双方有约束力。

Article 24. Severability

条款24 中止条款

Any term or provision of this Agreement held to be illegal or unenforceable shall be deemed amended to conform to applicable laws or regulations, or if it cannot be so amended without materially altering the intention of the Parties it shall be stricken and the remainder of the Agreement shall remain in full force and effect.

如此合同中的任何条款或规定是违法或不可行的，需被视为道歉并遵照适用的法律或规定；如其并没本质改变双方意图，则不用赔偿，此部分有瑕疵，合同其他部分仍然有效。

Article 25. Waiver

条款 25 弃权条款

All waivers hereunder shall be made in writing, and the failure of any Party at any time to require the other Party's performance of any obligations under this Agreement shall not affect the right subsequently to require performance of the obligation. Any waiver of any breach of any provision of this Agreement shall not be construed as a waiver of any continuing or succeeding breach of such provision or a waiver or modification of the provision.

所有的弃权都必须使用书面形式，并且任一方在合同规定下任何时候要求对方履行义务未成功时并不影响随后要求履行职责的权利。合同任何规定的违背弃权行为不允许成为随后的违背规定和修改规定的理由。

Article 26. Governmental Approval

条款26 政策的批准

In the event that any approval or registration with respect to this Agreement in the Territory is required,

HYUNDAI BUILDING 11F, 140-2 GYE-DONG
JONGNO-GU, SEOUL 110-793 KOREA

TEL : +82-2-390-1214
FAX : +82-2-390-1062

Ref. SBB-TA100712KT-01

Licensee shall be responsible for the execution of and the expenses for such approval and/or registration.
区域内任何有关此合同的被要求的批准或注册事项，被许可方都必须负责相关批准和注册的执行和费用。

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement in English to be executed in duplicate to be signed by their duly authorized officers or representatives as of the date above first written on the cover page of this Agreement.
以资证明，本合同英文版本具有法律效力。此合同一式二份，由双方授权人或代表于合同封面页上述日期签字。

HYUNDAI CORPORATION 现代综合商事株式会社	HYUNDAI LIGHT & ELECTRIC (HZ) CO., LTD. 现代照明电气（惠州）有限公司
NAME: Jongman Park TITLE: General Manager	NAME: Li Xue Mei TITLE: President

HYUNDAI BUILDING 11F, 140-2 GYE-DONG
JONGNO-GU, SEOUL 110-793 KOREA

TEL : +82-2-390-1214
FAX : +82-2-390-1062

Ref. SBB-TA100712KT-01

Annex. 1 Trademarks
附件 1　商标

1) Trademark design
   商标设计

HYUNDAI

2) Conditions
   条件

The detailed guidelines (Handbook and CD-ROM) of the Licensed Trademark usage shall be provided by Licensor to Licensee.
许可商标使用的具体指引（手册和 CD-ROM）将由许可方提供给被许可方。

▲ HYUNDAI CORPORATION

HYUNDAI BUILDING 11F, 140-2 GYE-DONG
JONGNO-GU, SEOUL 110-793 KOREA

TEL : +82-2-390-1214
FAX : +82-2-390-1062

Ref. SBB-TA100712KT-01

Annex. 2 Products
附件　2　　　产品

- Lighting and Switch Products (excluding Power Products)
  灯具与开关产品（不包括电气产品）

▲ HYUNDAI CORPORATION

HYUNDAI BUILDING 11F, 140-2 GYE-DONG
JONGNO-GU, SEOUL 110-793 KOREA

TEL : +82-2-390-1214
FAX : +82-2-390-1062

Ref. SBB-TA100712KT-01

Annex. 3 The Payment Schedule of the Minimum Royalties
附件 3 最低商标使用费付款时间表

1. 1st year : Total USD [redacted]
   第一年： 共 [redacted] 美金
   (a) Within 1 week from the signing of the Agreement : USD [redacted]
   合同签署后一周内: [redacted] 美金
   (b) On or before 15 November, 2010 : USD [redacted]
   2010 年 11 月 15 日前 [redacted] 美金
   (c) On or before 15 February, 2011 : USD [redacted]
   2011 年 2 月 15 日前 [redacted] 美金
   (d) On or before 15 May, 2011 : USD [redacted]
   2011 年 5 月 15 日前 [redacted] 美金

2. 2nd year : Total USD [redacted]
   第二年： 共 [redacted] 美金
   (a) On or before 15 August, 2011 : USD [redacted]
   2011 年 8 月 15 日前 [redacted] 美金
   (b) On or before 15 November, 2011 : USD [redacted]
   2011 年 11 月 15 日前 [redacted] 美金
   (c) On or before 15 February, 2012 : USD [redacted]
   2012 年 2 月 15 日前 [redacted] 美金
   (d) On or before 15 May, 2012 : USD [redacted]
   2012 年 5 月 15 日前 [redacted] 美金

3. 3rd year : Total USD [redacted]
   第三年： 共 [redacted] 美金
   (a) On or before 15 August, 2012 : USD [redacted]
   2012 年 8 月 15 日前 [redacted] 美金
   (b) On or before 15 November, 2012 : USD [redacted]
   2012 年 11 月 15 日前 [redacted] 美金
   (c) On or before 15 February, 2013 : USD [redacted]
   2013 年 2 月 15 日前 [redacted] 美金
   (d) On or before 15 May, 2013 : USD [redacted]
   2013 年 5 月 15 日前 [redacted] 美金

4. Subsequent renewals : To be determined by both Parties
   以后的更新： 由双方决定

▲ HYUNDAI CORPORATION

HYUNDAI BUILDING 11F, 140-2 GYE-DONG
JONGNO-GU, SEOUL 110-793 KOREA

TEL : +82-2-390-1214
FAX : +82-2-390-1062

Ref. SBB-TA100712KT-01

Annex 4. Quarterly/Monthly Sales Report
附件 4　　季度/月份销售报表

QUARTERLY/MONTHLY SALES REPORT FORM
季度/月份销售报表

Date 日期	Product 产品	Model 型号	Q'ty 数量	Unit Price 单价	Amount 数额	Remarks 备注
	Total 合计					